EQ Advisors TrustSM

Prospectus dated May 1, 2020

This Prospectus describes twenty (20) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/AB Small Cap Growth Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Group Research Portfolio**

EQ/Global Equity Managed Volatility Portfolio

EQ/Janus Enterprise Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/UBS Growth and Income Portfolio+

Fixed Income Portfolios

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/Money Market Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and EQ Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

**	Effective May 1, 2020, EQ/Capital Guardian Research Portfolio was renamed EQ/Capital Group Research Portfolio.
+

Shareholders of the Portfolio have been asked to approve Agreements and Plans of Reorganization and Termination, whereby, effective early to mid-June 2020, the EQ/UBS Growth and Income Portfolio would be merged into the EQ/Capital Group Research Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Protective

(886106)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/AB Small Cap Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Small Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.51%	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.91%	0.91%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$93	$290	$504	$1,120
Class IB Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in securities of small capitalization companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase (market capitalization range of approximately $12.7 million to $20.0 billion as of December 31, 2019). The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets, and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in U.S. common stocks and other equity securities issued by small capitalization companies that the Sub-Adviser believes to have favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance of the Russell 2000® Index (“Russell 2000”) with minimal tracking error. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (market capitalization range of approximately $12.7 million to $8.3 billion as of December 31, 2019) in a process known as “sampling.” This process selects stocks for the Index Allocated Portion so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities.

EQ Advisors Trust	About the investment portfolios	3

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap and Mid-Cap Company Risk: Small-cap and mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for small-cap companies than for mid-cap companies.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an

4	About the investment portfolios	EQ Advisors Trust

investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.21% (2019 1st Quarter)	–21.47% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/AB Small Cap Growth Portfolio – Class IA Shares	27.79%	9.56%	13.26%
EQ/AB Small Cap Growth Portfolio – Class IB Shares	27.84%	9.56%	13.21%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	13.01%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	5

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	April 2005
Wen-Tse Tseng	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	May 2006

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	About the investment portfolios	EQ Advisors Trust

EQ/BlackRock Basic Value Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.57%	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.94%	0.94%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$96	$300	$520	$1,155
Class IB Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value. The Sub-Adviser places particular emphasis on companies with below-average price/cashflow ratios. The Sub-Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Sub-Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Sub-Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings and price/cashflow ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Sub-Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings and price/cashflow ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Sub-Adviser believes that stocks with relatively high price/earnings or price/cashflow ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings or price/cashflow ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical valuation ratio ranges or if the Portfolio determines that the issuer no longer meets the criteria the Sub-Adviser has established for the purchase of such securities or if the Sub-Adviser thinks there is a more attractive investment

EQ Advisors Trust	About the investment portfolios	7

opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may

8	About the investment portfolios	EQ Advisors Trust

erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.44% (2011 4th Quarter)	–17.44% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/BlackRock Basic Value Equity Portfolio – Class IA Shares	23.41%	6.32%	9.82%
EQ/BlackRock Basic Value Equity Portfolio – Class IB Shares	23.46%	6.33%	9.76%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	9

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carrie King	Managing Director of BlackRock, Inc.	May 2009
Joseph Wolfe, CFA®, CQF, FRM	Director of BlackRock, Inc.	March 2017
Tony DeSpirito	Managing Director of BlackRock, Inc.	November 2019
David Zhao	Managing Director of BlackRock, Inc.	November 2019
Franco Tapia, CFA®	Managing Director of BlackRock, Inc	November 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

10	About the investment portfolios	EQ Advisors Trust

EQ/Capital Group Research Portfolio1 – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Group Research Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.03%	1.03%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.97%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.97% for Class IA and IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$99	$322	$563	$1,254
Class IB Shares	$99	$322	$563	$1,254

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Sub-Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (i.e., foreign securities). In determining the domicile of an issuer, the Sub-Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

[1]	Effective May 1, 2020, EQ/Capital Guardian Research Portfolio was renamed EQ/Capital Group Research Portfolio.

EQ Advisors Trust	About the investment portfolios	11

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are

12	About the investment portfolios	EQ Advisors Trust

subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)

18.83% (2019 1st Quarter)	–13.72% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Capital Group Research Portfolio – Class IA Shares	32.89%	11.87%	13.75%
EQ/Capital Group Research Portfolio – Class IB Shares	32.89%	11.88%	13.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	13

Sub-Adviser: Capital International, Inc. (“Capital International” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carlos Schonfeld	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2013
Todd Saligman	Co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

14	About the investment portfolios	EQ Advisors Trust

EQ/Global Equity Managed Volatility Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.16%	1.16%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$363	$633	$1,404
Class IB Shares	$112	$363	$633	$1,404

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two or more investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities, including a variety of equity-related derivatives, which may include equity futures and equity index futures. The Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 70% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies, including emerging market equity securities. The Portfolio also may invest in equity securities of issuers located in North America and other developed countries.

EQ Advisors Trust	About the investment portfolios	15

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the MSCI Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•

alone or on a consolidated basis, at least 50% of its annual revenues or profits are derived from goods produced, sales made or services performed in an emerging market country or has at least 50% of its assets in emerging markets countries; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Active Allocated Portion invests primarily in equity securities of U.S. and non-U.S. companies that, in the view of the Sub-Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Sub-Advisers. The Active Allocated Portion’s Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Active Allocated Portion’s investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Sub-Adviser focuses on engaging company management around corporate governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues facing a company. The Sub-Adviser includes ESG issues as a part of the overall fundamental evaluation of a company, focusing on identifying the ESG issues most directly linked to key business drivers and engaging with company management. For example, the Sub-Adviser may engage with a company on issues such as, but not limited to, labor management, disclosing and/or reducing carbon emissions, improving worker safety, recycling, and privacy of data.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”), the MSCI EAFE Index (“MSCI EAFE”), and the MSCI EM, respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

16	About the investment portfolios	EQ Advisors Trust

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

EQ Advisors Trust	About the investment portfolios	17

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s

18	About the investment portfolios	EQ Advisors Trust

custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may

EQ Advisors Trust	About the investment portfolios	19

impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the

20	About the investment portfolios	EQ Advisors Trust

Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.18% (2010 3rd Quarter)	–18.88% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Global Equity Managed Volatility Portfolio – Class IA Shares	25.24%	7.33%	7.18%
EQ/Global Equity Managed Volatility Portfolio – Class IB Shares	25.31%	7.33%	7.13%
Volatility Managed Index – Global Blend (reflects no deduction for fees, expenses, or taxes)	26.30%	8.28%	9.14%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	26.97%	8.44%	9.18%
MSCI AC World (Net) Index (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM Inc.” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM Inc.	August 2001
Paul Psaila	Managing Director of MSIM Inc.	August 1997
Eric Carlson	Managing Director of MSIM Inc.	October 2006
May Yu	Managing Director of Morgan Stanley Asia Limited, an affiliate of MSIM Inc.	July 2018
Amay Hattangadi	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc.	July 2018

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
John Delano, CFA®	Portfolio Manager of Invesco	May 2017

EQ Advisors Trust	About the investment portfolios	21

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

22	About the investment portfolios	EQ Advisors Trust

EQ/Janus Enterprise Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Janus Enterprise Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.69%	0.69%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.07%	1.07%
Fee Waiver and/or Expense Reimbursement†	–0.02%	–0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$338	$588	$1,304
Class IB Shares	$107	$338	$588	$1,304

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will invest at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2019, the market capitalization range of the Russell MidCap® Growth Index was $1.2 billion to $78.6 billion.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may invest in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in real estate investment trusts (“REITs”).

The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest

EQ Advisors Trust	About the investment portfolios	23

rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions, or to hedge currency exposure relative to the Portfolio’s benchmark index.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or

24	About the investment portfolios	EQ Advisors Trust

expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to

EQ Advisors Trust	About the investment portfolios	25

meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.40% (2019 1st Quarter)	–19.53% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Janus Enterprise Portfolio – Class IA Shares	36.48%	9.16%	11.02%
EQ/Janus Enterprise Portfolio – Class IB Shares	36.49%	9.16%	10.97%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47%	11.60%	14.24%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

26	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: Janus Capital Management LLC (“Janus” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Brian Demain, CFA®	Executive Vice President of Janus and Co-Portfolio Manager of the Portfolio	December 2016
Cody Wheaton, CFA®	Executive Vice President of Janus and Co-Portfolio Manager of the Portfolio	December 2016

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	27

EQ/Large Cap Growth Managed Volatility Portfolio – Class IA and IB Shares

Investment Objective: Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Managed Volatility Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.87%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$89	$278	$482	$1,073
Class IB Shares	$89	$278	$482	$1,073

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $4.6 billion - $1,305 billion as of December 31, 2019), Russell 1000® Index (market capitalization range of approximately $788.1 million - $1,305 billion as of December 31, 2019), Morningstar Large Core Index (market capitalization range of approximately $28.1 billion - $1,305 billion as of December 31, 2019).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Advisers, in current market valuations. The Portfolio may invest up to 25% of its total assets in securities of foreign companies, including companies based in emerging market countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Growth Index with minimal tracking error. This

28	About the investment portfolios	EQ Advisors Trust

strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other

EQ Advisors Trust	About the investment portfolios	29

reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the

30	About the investment portfolios	EQ Advisors Trust

volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the

EQ Advisors Trust	About the investment portfolios	31

ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the

32	About the investment portfolios	EQ Advisors Trust

Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.28% (2019 1st Quarter)	–15.28% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Growth Managed Volatility Portfolio – Class IA Shares	33.73%	12.97%	13.29%
EQ/Large Cap Growth Managed Volatility Portfolio – Class IB Shares	33.74%	12.98%	13.25%
Volatility Managed Index – Large Cap Growth (reflects no deduction for fees, expenses, or taxes)	33.09%	12.77%	13.86%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007

EQ Advisors Trust	About the investment portfolios	33

Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer – Growth Equity Strategies	January 2016

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

Sub-Adviser: HS Management Partners, LLC (“HSMP” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Harry Segalas	Managing Partner and Chief Investment Officer of HSMP	December 2016

Sub-Adviser: Polen Capital Management, LLC (“Polen” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dan Davidowitz, CFA®	Co-Head of Team, Portfolio Manager and Analyst of Polen	December 2016
Brandon Ladoff	Portfolio Manager and Director of Research of Polen	May 2019

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA

34	About the investment portfolios	EQ Advisors Trust

Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	35

EQ/Large Cap Value Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.74%	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$76	$237	$411	$918
Class IB Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Value Index (“Russell 1000 Value”). The Portfolio’s investments in equity securities in the Russell 1000 Value may include financial instruments that derive their value from such securities. The Russell 1000 Value measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2019, the market capitalization of companies in the Russell 1000 Value ranged from $788.1 million to $558.2 billion.

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Russell 1000 Value, and the Portfolio may not track the performance of the Russell 1000 Value perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Russell 1000 Value are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 1000 Value is concentrated.

The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

36	About the investment portfolios	EQ Advisors Trust

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in

EQ Advisors Trust	About the investment portfolios	37

the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Performance information for the periods prior to November 19, 2018 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.84% (2011 4th Quarter)	–16.36% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Value Index Portfolio – Class IA Shares	25.64%	7.56%	11.06%
EQ/Large Cap Value Index Portfolio – Class IB Shares	25.59%	7.56%	11.00%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2018
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	November 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

38	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	39

EQ/Large Cap Value Managed Volatility Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.86%	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$88	$274	$477	$1,061
Class IB Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $4.6 billion - $1,305 billion as of December 31, 2019), Russell 1000® Index (market capitalization range of approximately $788.1 million - $1,305 billion as of December 31, 2019), Morningstar Large Core Index (market capitalization range of approximately $28.1 billion - $1,305 billion as of December 31, 2019). The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These Sub-Advisers may sell a security for a variety of reasons, such as because it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell

40	About the investment portfolios	EQ Advisors Trust

1000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the

EQ Advisors Trust	About the investment portfolios	41

proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively

42	About the investment portfolios	EQ Advisors Trust

small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the

EQ Advisors Trust	About the investment portfolios	43

Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or

44	About the investment portfolios	EQ Advisors Trust

property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

11.78% (2013 1st Quarter)	–17.15% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Value Managed Volatility Portfolio – Class IA Shares	25.45%	7.32%	10.17%
EQ/Large Cap Value Managed Volatility Portfolio – Class IB Shares	25.46%	7.32%	10.13%
Volatility Managed Index – Large Cap Value (reflects no deduction for fees, expenses, or taxes)	28.19%	9.61%	12.16%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2008
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	45

Name	Title	Date Began Managing the Portfolio
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul*	Senior Vice President/Chief Investment Officer – US Value Equities at AllianceBernstein	October 2009
Cem Inal	Senior Vice President/Portfolio Manager at AllianceBernstein	March 2016
*	Effective December 31, 2020, Joseph Gerard Paul will no longer be a Portfolio Manager of the Portfolio.

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008
Joshua Lisser	Senior Vice Presient/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	December 2008

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carrie King	Managing Director of BlackRock, Inc.	July 2013
Joseph Wolfe, CFA®, CQF, FRM	Director of BlackRock, Inc.	March 2017
Tony DeSpirito	Managing Director of BlackRock, Inc.	November 2019
David Zhao	Managing Director of BlackRock, Inc.	November 2019
Franco Tapia, CFA®	Managing Director of BlackRock, Inc	November 2019

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management. (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Nevin Chitkara	Investment Officer and Portfolio Manager of MFS	May 2014
Steven Gorham*	Investment Officer and Portfolio Manager of MFS	May 2014
Kate Mead	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
Katherine Cannan	Investment Officer and Portfolio Manager of MFS	December 2019
*	Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

46	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	47

EQ/Loomis Sayles Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Loomis Sayles Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%
Fee Waiver and/or Expense Reimbursement†	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$351	$615	$1,367
Class IB Shares	$107	$351	$615	$1.367

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Sub-Adviser aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The Portfolio will consider selling a portfolio investment when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.

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The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Focused Portfolio Risk: The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk,

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interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Performance information for the periods prior to September 1, 2014 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period	Worst quarter (% and time period)

16.96% (2019 1st Quarter)	–12.84% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Loomis Sayles Growth Portfolio – Class IA Shares	31.33%	15.36%	13.45%
EQ/Loomis Sayles Growth Portfolio – Class IB Shares	31.44%	15.36%	13.39%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President, and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer – Growth Equity Strategies	September 2014

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

52	About the investment portfolios	EQ Advisors Trust

EQ/MFS International Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.83%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.22%	1.22%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%
*	Management Fee has been restated to reflect the current fee.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$380	$664	$1,471
Class IB Shares	$117	$380	$664	$1,471

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser normally allocates the Portfolio’s investments across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Portfolio’s assets in issuers in a single or small number of industries or sectors. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Sub-Adviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory

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conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered. The Sub-Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed countries.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or

54	About the investment portfolios	EQ Advisors Trust

may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the

EQ Advisors Trust	About the investment portfolios	55

quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the date Class IA shares commenced operations (September 26, 2008), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.68% (2010 3rd Quarter)	–19.66% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/MFS International Growth Portfolio – Class IA Shares	27.24%	9.24%	7.56%
EQ/MFS International Growth Portfolio – Class IB Shares	27.16%	9.25%	7.51%
MSCI ACWI ex U.S. Growth (Net) Index (reflects no deduction for fees or expenses)	27.34%	7.30%	6.24%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

56	About the investment portfolios	EQ Advisors Trust

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli*	Vice Chairman and Portfolio Manager of MFS	January 2010
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	January 2012
Matthew Barrett	Investment Officer and Portfolio Manager of MFS	March 2015
Brett Fleishman	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
*	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	57

EQ/Mid Cap Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities. The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the S&P MidCap 400 Index, and the Portfolio may not track the performance of the S&P MidCap 400 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the S&P MidCap 400 Index are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the S&P MidCap 400 Index is concentrated.

The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change

EQ Advisors Trust	About the investment portfolios	59

dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Performance information for the periods prior to November 19, 2018, is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.21% (2019 1st Quarter)	–20.02% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Mid Cap Index Portfolio – Class IA Shares	25.43%	8.30%	12.02%
EQ/Mid Cap Index Portfolio – Class IB Shares	25.37%	8.30%	11.96%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

60	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2018
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	November 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Mid Cap Value Managed Volatility Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.53%	0.53%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.96%	0.96%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$98	$306	$531	$1,178
Class IB Shares	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap® Index (market capitalization range of approximately $788.1 million - $78.6 billion as of December 31, 2019), Morningstar Mid Core Index (market capitalization range of approximately $5.5 billion - $30.1 billion as of December 31, 2019), Standard & Poor’s MidCap 400 Index (market capitalization range of approximately $1.1 billion - $19.4 billion as of December 31, 2019). The Portfolio may invest up to 10% of its assets in foreign securities. The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently under-valued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. The Sub-Advisers may sell a security for a variety of reasons, such as it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

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The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at

EQ Advisors Trust	About the investment portfolios	63

all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict

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correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic

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trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.75% (2019 1st Quarter)	–21.20% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Mid Cap Value Managed Volatility Portfolio – Class IA Shares	26.63%	6.95%	10.55%
EQ/Mid Cap Value Managed Volatility Portfolio – Class IB Shares	26.61%	6.95%	10.51%
Volatility Managed Index – Mid Cap Value (reflects no deduction for fees, expenses, or taxes)	26.15%	8.16%	11.75%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	27.06%	7.62%	12.41%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Diamond Hill Capital Management, Inc. (“Diamond Hill” or the “Sub-Adviser”)

Portfolio Managers: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Chris Welch, CFA®	Portfolio Manager and Managing Director of Diamond Hill	July 2013

Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager of Wellington	March 2018

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA

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Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Small Company Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.63%	0.63%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$64	$202	$351	$786
Class IB Shares	$64	$202	$351	$786

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000® Index (“Russell 2000”). The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2019, the market capitalization range of the Russell 2000 was $12.7 million to $8.3 billion. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000; therefore, the Sub-Adviser generally will not attempt to judge the merits of any particular security as an investment. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 2000 is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter,

EQ Advisors Trust	About the investment portfolios	71

since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.59% (2010 4th Quarter)	–21.67% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Small Company Index Portfolio – Class IA Shares	25.25%	7.80%	11.40%
EQ/Small Company Index Portfolio – Class IB Shares	25.22%	7.81%	11.35%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	11.83%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by

72	About the investment portfolios	EQ Advisors Trust

such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	73

EQ/T. Rowe Price Growth Stock Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.09%	1.09%
Fee Waiver and/or Expense Reimbursement†	–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%
*	Management Fee has been restated to reflect the current fee.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$338	$592	$1,321
Class IB Shares	$102	$338	$592	$1,321

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2019 was $5.8 billion, and is subject to change) at the time of purchase. The Sub-Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Portfolio may at times invest significantly in certain sectors, such as the information technology sector.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The

74	About the investment portfolios	EQ Advisors Trust

Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Sub-Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there

EQ Advisors Trust	About the investment portfolios	75

is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its

76	About the investment portfolios	EQ Advisors Trust

investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

19.09% (2012 1st Quarter)	–14.76% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/T. Rowe Price Growth Stock Portfolio – Class IA Shares	31.11%	13.96%	14.66%
EQ/T. Rowe Price Growth Stock Portfolio – Class IB Shares	31.09%	13.95%	14.60%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

78	About the investment portfolios	EQ Advisors Trust

EQ/UBS Growth and Income Portfolio1 – Class IA and IB Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class IA Shares		Class IB Shares
Management Fee	0.75%		0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%
Other Expenses	0.20%	*	0.20%
Total Annual Portfolio Operating Expenses	1.20%		1.20%
Fee Waiver and/or Expense Reimbursement†	–0.15%		–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		1.05%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$366	$645	$1,441
Class IB Shares	$107	$366	$645	$1,441

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalizations within the range of the Russell 1000 Index at the time of investment. As of December 31, 2019, the market capitalization of the Russell 1000 Index was $788.1 million to $1,305 billion. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth.

The Sub-Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Sub-Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Sub-Adviser utilizes a process that involves researching and evaluating companies for potential investment. The

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[1]

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Capital Group Research Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

Sub-Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Dividend Risk: There is no guarantee that the companies in which the Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class IA shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.70% (2019 1st Quarter)	–18.25% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class IB Shares	36.85%	9.30%	11.62%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	13.54%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: UBS Asset Management (Americas) Inc. (“UBS AM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Digenan, CFA®	Managing Director and Head of U.S. Intrinsic Value Equities of UBS AM	April 2005
Ian McIntosh, CFA	Senior Portfolio Manager of UBS AM	September 2012

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA

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Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Core Bond Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.31%	0.31%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.67%	0.67%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$68	$214	$373	$835
Class IB Shares	$68	$214	$373	$835

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Sub-Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Intermediate Government Credit Index is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to

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the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance.

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Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Prior to February 15, 2011, the Portfolio had a different investment objective and principal investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)

3.35% (2010 2nd Quarter)	–2.21% (2016 4th Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Core Bond Index Portfolio – Class IA Shares	6.24%	1.94%	2.45%
EQ/Core Bond Index Portfolio – Class IB Shares	6.23%	1.94%	2.41%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009
Michael Przygoda, CFA®	Vice President of SSGA FM	May 2016
Orhan Imer, CFA®, Ph.D.	Vice President of SSGA FM	September 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Intermediate Government Bond Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.31%	0.31%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.68%	0.68%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$69	$218	$379	$847
Class IB Shares	$69	$218	$379	$847

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Adviser may also invest up to 20% of the Portfolio’s assets in exchange-traded funds (“ETFs”) that invest in securities included in the Intermediate Government Bond Index. The Sub-Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

The Portfolio may not track the performance of the Intermediate Government Bond Index due to differences in individual securities holdings, expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

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Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and

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its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 15, 2011, the Portfolio had a different investment objective and investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.05% (2011 3rd Quarter)	–1.82% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Intermediate Government Bond Portfolio – Class IA Shares	4.18%	1.24%	1.70%
EQ/Intermediate Government Bond Portfolio – Class IB Shares	4.11%	1.22%	1.64%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009
Michael Przygoda, CFA®	Vice President of SSGA FM	May 2016
Orhan Imer, CFA®, Ph.D.	Vice President of SSGA FM	September 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Money Market Portfolio – Class IA and IB Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.71%	0.71%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests 99.5% or more of its total assets in:

•	debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	cash.

The Portfolio invests only in U.S. dollar-denominated securities and in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities, may include, among others, direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises.

A repurchase agreement is a transaction in which the Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral (i.e., U.S. Treasury or U.S. government securities) at least equal in value or market price to the amount of the seller’s repurchase obligation. In evaluating whether to enter into a repurchase agreement, the Adviser and Sub-Adviser will carefully consider the creditworthiness of the seller.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Adviser and Sub-Adviser, a percentage of the Portfolio’s total assets may be held in cash. During such periods, cash assets will be held in the Portfolio’s custody account. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.

The Adviser or Sub-Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary

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defensive measure, the Adviser may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV per share.

The Portfolio intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are exempt from rules that require money market funds to impose a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

Principal Risks: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investments at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s investment adviser and its affiliates have no legal obligation to provide financial support to the Portfolio, and you should not expect that the investment adviser or its affiliates will provide financial support to the Portfolio at any time.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. As a money market fund, the Portfolio is subject to specific rules that affect the manner in which the Portfolio and other money market funds are structured and operated and may impact the Portfolio’s expenses, operations, returns and liquidity.

Net Asset Value Risk: Although the Portfolio seeks to do so, it may not be able to maintain a stable $1.00 NAV per share at all times. The Portfolio’s shareholders should not rely on or expect the fund’s investment adviser or its affiliates to make a capital infusion, enter into a capital support agreement or take other actions to help the Portfolio to maintain a stable $1.00 share price. In the event that any money market fund fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general, including the Portfolio, could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain other money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets, or impair the Portfolio’s ability to maintain a stable $1.00 NAV per share. In addition, the purchase and redemption activity of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Repurchase Agreement Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or other transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing

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or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio. The Portfolio’s yield will vary; it is not fixed for a specific period. This is a disadvantage when interest rates are falling because the Portfolio would have to reinvest at lower interest rates. A decline in interest rates typically would lower the Portfolio’s yield. There is no assurance that the Portfolio will provide a certain level of income or that the Portfolio’s yield will remain positive.

Liquidity Risk: Although the Portfolio invests in a portfolio of high quality instruments, the Portfolio’s investments may become less liquid as a result of market developments or adverse investor perception.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

In addition, the U.S. Federal Reserve (the “Fed”) has spent hundreds of billions of dollars to keep credit flowing through short term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk Associated with Portfolio Holding Cash: The Portfolio may maintain cash assets, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining cash assets could negatively affect the Portfolio’s current yield and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Prior to April 1, 2016, the Portfolio was not designated as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance shown below may have been different if the current limitations on the Portfolio’s investments had been in effect prior to its conversion to a government money market fund.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.43% (2019 2nd Quarter)	0.00% (2016 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	1.52%	0.64%	0.33%
EQ/Money Market Portfolio – Class IB Shares	1.52%	0.64%	0.32%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	1.07%	0.58%
The Portfolio’s 7-day yield as of December 31, 2019 was 0.90%.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Sub-Adviser: BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser” or the “Sub-Adviser”)

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/PIMCO Ultra Short Bond Portfolio – Class IA and IB Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.49%	0.49%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses*	0.38%	0.38%
Total Annual Portfolio Operating Expenses	1.12%	1.12%
Fee Waiver and/or Expense Reimbursement†,	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%
*	Includes Interest Expense of 0.25% for Class IA shares and Class IB shares.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.80% for Class IA and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$349	$610	$1,357
Class IB Shares	$107	$349	$610	$1,357

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 252% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; 144A bonds, mortgage-backed and other asset-backed securities; loan participations and assignments. The Sub-Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year, as calculated by the Sub-Adviser. Duration is a measure used to determine the

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sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Portfolio may invest, without limitation, in derivative instruments such as options, futures contracts or swap agreements. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by using investment techniques such as “sale-buyback” or “dollar roll” transactions. In sale-buyback and dollar roll transactions, the Portfolio sells a security to another party and simultaneously agrees to repurchase the same security (in the case of a sale-buyback) or a similar, but not the same, security (in the case of a dollar roll) on a specified date and predetermined price. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may also invest up to 10% of its total assets in preferred securities. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity.

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During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Dollar Roll and Sale-Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by

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the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

In addition, the U.S. Federal Reserve (the “Fed”) has spent hundreds of billions of dollars to keep credit flowing through short term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used

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incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.81% (2019 1st Quarter)	–0.58% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/PIMCO Ultra Short Bond Portfolio – Class IA Shares	2.63%	1.42%	0.97%
EQ/PIMCO Ultra Short Bond Portfolio – Class IB Shares	2.52%	1.42%	0.91%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	1.07%	0.58%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Pacific Investment Management Company, LLC. (“PIMCO” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Managing Director of PIMCO	January 2011

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Quality Bond PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.39%	0.39%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.83%	0.83%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 181% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser or Sub-Adviser determines to be of comparable quality. Split rated securities, which are securities that receive different ratings from two or more rating agencies, will be considered to have the higher credit rating. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Sub-Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Sub-Adviser believes such an investment is appropriate under the circumstances. The Portfolio may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Passive Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Passive Allocated Portion consists of approximately 70% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion may invest in debt securities of U.S. and foreign issuers, including issuers located in

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emerging markets. The Active Allocated Portion’s investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. Securities are purchased for the Active Allocated Portion when a Sub-Adviser determines that they have the potential for above-average total return. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Passive Allocated Portion of the Portfolio will invest in debt securities that are included in the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Individual securities holdings may differ from the Intermediate Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it

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may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the

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Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the

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Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to September 1, 2012, the Portfolio had a different investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.28% (2010 2nd Quarter)	–2.40% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Quality Bond PLUS Portfolio – Class IA Shares	5.60%	1.68%	1.94%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	5.62%	1.69%	1.90%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio and the Passive Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Douglas J. Peebles*	Chief Investment Officer – AllianceBernstein Fixed Income	May 2015
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Shawn E. Keegan	Senior Vice President of AllianceBernstein	May 2015
Janaki Rao	Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research of AllianceBernstein	May 2019
Dimitri Silva	Vice President of AllianceBernstein	December 2019
*	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolio.

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Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mark R. Kiesel	Managing Director and Portfolio Manager of PIMCO	January 2015
Scott A. Mather	Managing Director and Portfolio Manager of PIMCO	January 2015
Mohit Mittal	Managing Director and Portfolio Manager of PIMCO	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2019 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as defined below, between the Adviser and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2019

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB
EQ/AB Small Cap Growth	0.52%	0.00%	0.00%
EQ/BlackRock Basic Value Equity	0.58%	0.00%	0.00%
EQ/Capital Group Research	0.65%	–0.06%	–0.06%
EQ/Core Bond Index	0.31%	0.00%	0.00%
EQ/Global Equity Managed Volatility	0.72%	–0.06%	–0.06%
EQ/Intermediate Government Bond	0.31%	0.00%	0.00%
EQ/Janus Enterprise	0.69%	–0.02%	–0.02%
EQ/Large Cap Growth Managed Volatility	0.45%	0.00%	0.00%
EQ/Large Cap Value Index	0.35%	–0.01%	–0.01%
EQ/Large Cap Value Managed Volatility	0.45%	0.00%	0.00%
EQ/Loomis Sayles Growth	0.75%	–0.08%	–0.08%
EQ/MFS International Growth	0.84%	–0.08%	–0.08%
EQ/Mid Cap Index	0.35%	0.00%	0.00%
EQ/Mid Cap Value Managed Volatility	0.54%	0.00%	0.00%
EQ/Money Market	0.34%	0.00%	0.00%
EQ/PIMCO Ultra Short Bond	0.49%	–0.07%	–0.07%
EQ/Quality Bond PLUS	0.39%	0.00%	0.00%
EQ/Small Company Index	0.25%	0.00%	0.00%
EQ/T. Rowe Price Growth Stock	0.73%	–0.10%	–0.10%
EQ/UBS Growth and Income	0.75%	N/A	–0.15%

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables, which are subject to contractual management fee rates that changed during the last fiscal year.

Portfolio*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AB Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Capital Group Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Global Equity Managed Volatility	0.740%	0.720%	0.690%	0.665%	0.615%
EQ/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Large Cap Growth Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Large Cap Value Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Mid Cap Value Managed Volatility	0.550%	0.525%	0.500%	0.475%	0.425%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
*	Effective October 1, 2019

Portfolios*	First $2 Billion	Next $4 Billion	Thereafter
EQ/Core Bond Index	0.350%	0.300%	0.275%
EQ/Intermediate Government Bond	0.350%	0.300%	0.275%
EQ/Small Company Index	0.250%	0.200%	0.175%
*	Effective October 1, 2019

The Sub-Advisers are paid by the Adviser. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to an investment management

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agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program.

With respect to the EQ/Janus Enterprise Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Group Research Portfolio, EQ/Core Bond Index Portfolio, EQ/lntermediate Government Bond Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, (together with the 1290 VT Doubleline Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Doubleline Dynamic Allocation Portfolio, which are offered in another prospectus) each, a “Single-Advised Portfolio”, for administrative services, in addition to the management fee, each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the SingleAdvised Portfolios, subject to a minimum annual fee of $30,000 per Portfolio. The table below shows the SingleAdvised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.100% of the first $30 billion;
0.0975% of the next $10 billion;
0.0950% of the next $5 billion; and
0.0800% thereafter

With respect to the EQ/Global Equity Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, (together with the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio and 1290 VT High Yield Bond Portfolio, which are offered in another prospectus), each a “Hybrid Portfolio,” and the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, and the ATM Portfolios (the “ATM Portfolios” are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio), together with the Allocation Portfolios (the “Allocation Portfolios,” which are offered in another prospectus, are EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, and EQ/Franklin Templeton Allocation Managed Volatility Portfolio), for administrative services, in addition to the management fee, each of the Portfolios pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the portfolios of the EQ Premier VIP Trust, which are also

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managed by FMG LLC and which are offered in another prospectus, are aggregated with the assets of the Portfolios referenced in this paragraph. The table below shows the asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares
EQ/Global Equity Managed Volatility Portfolio	1.10%	1.10%
EQ/Large Cap Growth Managed Volatility Portfolio	0.90%	0.90%
EQ/Large Cap Value Managed Volatility Portfolio	0.90%	0.90%
EQ/Mid Cap Value Managed Volatility Portfolio	1.00%	1.00%
EQ/Quality Bond PLUS Portfolio	0.85%	0.85%
EQ/AB Small Cap Growth Portfolio	1.00%	1.00%
EQ/Janus Enterprise Portfolio	1.05%	1.05%
EQ/Loomis Sayles Growth Portfolio	1.05%	1.05%
EQ/BlackRock Basic Value Equity Portfolio	0.95%	0.95%
EQ/Capital Group Research Portfolio	0.97%	0.97%
EQ/Core Bond Index Portfolio	0.72%	0.72%
EQ/MFS International Growth Portfolio	1.15%	1.15%
EQ/PIMCO Ultra Short Bond Portfolio	0.80%	0.80%
EQ/T. Rowe Price Growth Stock Portfolio	1.00%	1.00%
EQ/UBS Growth and Income Portfolio	1.05%	1.05%

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

The Adviser has entered into a voluntary expense limitation arrangement for the EQ/Money Market Portfolio under which it will waive fees or reimburse expenses of the Portfolio to enable the Portfolio to maintain a stable NAV of $1.00 per share.

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/Global Equity Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio and EQ/T. Rowe Price Growth Stock Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy.

Concentration Policies

The EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio and EQ/Core Bond Index Portfolio seek to achieve a total return before expenses that approximates the total return performance of a particular index, and will generally be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries.

Indexing Strategies

As described in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. Additional information about these indexes is provided in the section “Benchmarks and Other Indexes.” The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.

The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.

Tactical Strategies

As described in this Prospectus, the Adviser invests a portion of certain Portfolios’ assets in futures and options to manage each such Portfolio’s overall equity exposure. The following provides additional information regarding the Adviser’s implementation of these management strategies.

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Each such Portfolio uses proprietary models to implement its tactical investment strategy. The level of the Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. The Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Adviser that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

Allocation Strategies

Hybrid Portfolios

As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.

Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Allocation Portfolios

As described in this Prospectus, by adjusting investment exposure among the various asset classes in certain of the allocation Portfolios, a Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. A Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or Underlying ETFs, as applicable, or through other instruments, including derivatives.

Active Management Strategies

With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

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Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

On a day-to-day basis, each of the ATM Portfolios typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt or equity securities.

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities

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are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments, except the EQ/Money Market Portfolio, which may invest up to 5% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller

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principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive cash representing the increase until the bond’s maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one

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or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

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Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest

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the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, or foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the EQ/First Trust Moderate Growth Allocation Portfolio, an Underlying ETF, or both.

Principal Investment Risks: As indicated in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Allocation Risk: The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities

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laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default particularly during periods of economic downturn; (c) the possibility that a Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to a Portfolio.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk: A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

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Derivatives Risk: A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that a Portfolio may use are described under “Investments, Risks, and Performance — Principal Investment Strategies” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk: Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk: Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk: It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk: Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

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Counterparty and Credit Risk: A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks: Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk: There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk: By writing put options, a Portfolio takes on the risk of declines in the value of the

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underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk: There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk: Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Companies Risk: A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk: Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board

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of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Dollar Roll and Sale-Buyback Transactions: Dollar roll and sale-buyback transactions may increase a Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed income securities.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect a Portfolio’s exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. A Portfolio may invest in companies that do not reflect the values and beliefs of any particular investor.

Exchange-Traded Funds (“ETFs”) Risk: A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio

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does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its

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stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets. Investments in China A-shares are subject to trading restrictions, quota limitations, and clearing and settlement risks.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising

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government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing

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and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk: Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Health Sciences Companies Risk: Health sciences companies can be adversely affected by, among other things, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; the failure of the issuer to develop new products; the expiration of patent rights; product liability or other litigation; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented.

Index Strategy Risk: A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out

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of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary

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policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption

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proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

LIBOR Risk: Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were

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liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios (other than EQ/Money Market Portfolio). Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain

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criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Market Risk: A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology

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malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

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If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

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Multiple Sub-Adviser Risk: The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

New Portfolio Risk: Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversification Risk: To the extent that an index Portfolio becomes non-diversified as necessary to approximate the composition of its index, the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Diversified Portfolio Risk: A non-diversified Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Investment Grade Securities Risk: Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of

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comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Portfolio Management Risk: A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its

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preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie

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Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Portfolio does not

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control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk: To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

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Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is

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particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Utilities Concentration Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

Volatility Management Risk: The Adviser (or a Sub-Adviser, as the case may be) from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser (or a Sub-Adviser). Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s (or a Sub-Adviser’s) ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser (or a Sub-Adviser) to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s (or a Sub-Adviser’s) ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser (or a Sub-Adviser) may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser (or a Sub-Adviser) uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions

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and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser (or a Sub-Adviser) from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

General Investment Risks: Each Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Class Risk: A Portfolio is subject to the risk that the returns from the asset classes, or types of securities in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Portfolio and its service providers and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

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The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Recent Market Conditions Risk: An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy.

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These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

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Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Regulatory Risk: Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and certain Portfolios are also subject to regulation by the Commodity Futures Trading Commission (“CFTC”). Each Portfolio is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may

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impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, with respect to Portfolios that employ derivatives investments to a greater extent, serves as a CPO. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect the Portfolio’s returns.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk: A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk: The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Additional Information about Risks: Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Concentration Risk: If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Inverse Floaters Risk: Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Municipal Securities Risk: Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

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Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Structured Securities Risk: Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk: A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unseasoned Companies Risk: Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Benchmarks and other Indexes

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Adviser has created one or more custom benchmarks (identified below with an asterisk) to show how a Portfolio’s performance compares with the returns of a volatility managed index or indexes.

In addition, as discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information about these indexes, as well.

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of one to 10 years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years.

ICE BofAML 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

International Proxy Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 24 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 22 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

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Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index” or ”S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Volatility Managed Index — Global Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International.

Volatility Managed Index — Global Proxy Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International Proxy.

Volatility Managed Index — Large Cap Growth* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Value* applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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4. Management of the Trust

This section gives you information on the Trust, the Adviser and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IA and Class IB shares of twenty (20) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, and ATM International Managed Volatility Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $116.5 billion in assets under management as of December 31, 2019. The Trust is part of a family of mutual funds advised by the Adviser which also includes EQ Premier VIP Trust and 1290 Funds.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers. In addition, the Adviser is responsible for the management of certain Portfolios’ investments in ETFs.

With respect to the ATM and Hybrid Portfolios, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. With respect to the

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ATM Portfolios and certain of the Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the Portfolios. With respect to certain of the Hybrid Portfolios, the Adviser also is responsible for advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest).

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring each Portfolio’s (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s (or portion thereof’s) investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and Portfolio (or portion thereof) operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Portfolio.

A committee of FMG LLC investment personnel is primarily responsible for (i) selecting, monitoring and overseeing each Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary modeling tools used to manage the portions of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality

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Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) developing and overseeing the proprietary modeling tools used to manage the equity exposure of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and (iv) managing the ETF Allocated Portion of and the modeling tools used to manage the ETF Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Global Bond PLUS Portfolio, and Multimanager Technology Portfolio.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011, as a Vice President of FMG LLC since June 2016, and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2016 and as a Vice President of FMG LLC since June 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of FMG LLC and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about each portfolio manager’s compensation, other accounts he or she manages, and his or her ownership of securities of the Portfolios is available in the Portfolios’ SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub- advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act)

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(“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Sub-Advisers

Each Portfolio’s investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the SAI.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein serves as Sub-Adviser to the EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, and EQ/Small Company Index Portfolio. AllianceBernstein also serves as Sub-Adviser to the Active and Index Allocated Portions of the EQ/AB Small Cap Growth Portfolio, EQ/Large Cap Value Managed Volatility Portfolio and EQ/Quality Bond PLUS Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2019, AllianceBernstein had approximately $622.915 billion in assets under management.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The three members of the US Small/SMID Cap Growth Team with the most significant responsibility for the investment decisions for the Portfolio are: Bruce Aronow, Samantha Lau and Wen-Tse Tseng.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Senior Vice President and Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Mr. Tseng joined AllianceBernstein in 2006.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for the management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio and the EQ/Small Company Index Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. The team also is responsible for the investment decisions for the Index Allocated Portion of each of the EQ/AB Small Cap Growth Portfolio and the EQ/Large Cap Value Managed Volatility Portfolio.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services.

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group and was appointed to Portfolio Manager-Index Strategies in 2009, focusing on custom index and structured equity products.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research

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of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the investment decisions for the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, and Cem Inal.

Joseph Gerard Paul* has been Senior Vice President/CIO — US Value Equities since 2009. He also serves as CIO for Strategic Equities at AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987.

Cem Inal has been Senior Vice President/Portfolio Manager at AllianceBernstein since 2014. He also serves as Senior Research Analyst and is the sector leader of the technology team. He has been with AllianceBernstein since 2003 and has 25 years of industry experience. Mr. Inal previously co-managed AllianceBernstein’s International Small Cap Value service from its inception in 2014 to 2016.

*	Effective December 31, 2020, Joseph Gerard Paul will no longer be a Portfolio Manager of the Portfolio.

The U.S. Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Active Allocated Portion and the Passive Allocated Portion of the EQ/Quality Bond PLUS Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Core Fixed Income accounts.

The management of and investment decisions for the EQ/Quality Bond PLUS Portfolio are the joint and primary responsibility of Michael S. Canter, Shawn E. Keegan, Douglas J. Peebles, Janaki Rao and Dimitri Silva, CFA®

Michael S. Canter is Senior Vice President - Director - US Multi-Sector & Securitized Assets of AllianceBernstein. Dr. Canter joined AllianceBernstein in 2007 as a Senior Vice President and is currently the Director of US Multi-Sector and Securitized Assets. He is also the head of the Securitized Assets Research Group, which is responsible for AllianceBernstein’s investing efforts in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities.

Shawn E. Keegan is Senior Vice President, Portfolio Manager - Credit of AllianceBernstein. Mr. Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Multi-Sector and Canada Fixed Income portfolio management teams, for which he serves as credit specialist. Mr. Keegan joined AllianceBernstein in 1997 as a portfolio assistant.

Douglas J. Peebles* is Chief Investment Officer - AllianceBernstein Fixed Income. In addition, Mr. Peebles is co-chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios. In his role of CIO of Fixed Income, he focuses on AllianceBernstein’s fixed income investment processes, strategy and performance across portfolios globally. He is also responsible for supporting AllianceBernstein’s global distribution efforts and focusing on the firm’s strategic relationships. He is also the lead portfolio manager for AllianceBernstein’s Unconstrained Bond Strategy. Mr. Peebles joined the firm in 1987.

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. Before joining the firm in 2013, Mr. Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market.

Dimitri Silva, CFA® is a Vice President, Portfolio Manager and member of the US Multi-Sector, Global Multi-Sector and Fixed Income Absolute Return Teams at AllianceBernstein. He joined AllianceBernstein in 2007.

*	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolios.

BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser”), 240 Greenwich Street, New York, NY 10286, is the Sub-Adviser to the EQ/Money Market Portfolio. BNY Mellon (formerly, the Dreyfus Corporation) was founded in 1951 and currently manages approximately 141 domestic investment company portfolios. As of December 31, 2019, BNY Mellon Investment Adviser had approximately $236 billion in assets under management for such portfolios.

BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540 manages the EQ/BlackRock Basic Value Equity Portfolio and serves as a Sub-Adviser to a portion of the Active Allocated Portion of the

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EQ/Large Cap Value Managed Volatility Portfolio. In addition, BlackRock serves as Sub-Adviser to the Index Allocated Portion of each of the EQ/Global Equity Managed Volatility Portfolio, the EQ/Large Cap Growth Managed Volatility Portfolio and the EQ/Mid Cap Value Managed Volatility Portfolio. BIM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2019, BIM and its affiliates had approximately $7.429 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the EQ/Large Cap Growth Managed Volatility Portfolio, the EQ/Mid Cap Value Managed Volatility Portfolio and the EQ/Global Equity Managed Volatility Portfolio, is managed by Alan Mason, Amy Whitelaw, Jennifer Hsui, CFA®, Rachel M. Aguirre, and Suzanne Henige.

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of BlackRock since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Amy Whitelaw, Managing Director of BlackRock since 2013; Director of BlackRock from 2009 to 2012; Principal of BGI from 2000 to 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Managing Director of BlackRock since 2018; Director of BlackRock from 2012 to 2017; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Suzanne Henige, CFA, Director of BlackRock since 2016; Vice President of BlackRock from 2011 to 2015.

Carrie King, Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia, CFA® are the portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the investment decisions for the Portfolio. Mr. Wolfe and Ms. King also are portfolio managers to a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. Mr. Wolfe is the senior portfolio manager and Ms. King is the associate portfolio manager.

Carrie King, Managing Director of BlackRock since 2010; Director of BlackRock from 2007 to 2010; Vice President of BlackRock in 2006.

Joseph Wolfe, CFA®, CQF, FRM, Director of BlackRock since 2012; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Tony DeSpirito, Managing Director of BlackRock since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao, Managing Director of BlackRock since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Franco Tapia, CFA®, Managing Director of BlackRock since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Capital International, Inc. (“Capital International”), 333 S. Hope Street Los Angeles, CA 90071, serves as a Sub-Adviser to the EQ/Capital Group Research Portfolio. Capital International has been providing investment management services since 1987. As of December 31, 2019, Capital International had $32.2 billion in assets under management.

Capital International’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital International’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital International’s Equity Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Todd Saligman and Carlos Schonfeld serve as research coordinators for the EQ/Capital Group Research Portfolio and are jointly and primarily responsible for the investment decisions for the EQ/Capital Group Research Portfolio.

Todd Saligman is co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital International). Todd has 11 years of investment experience and has been with Capital for 7 years.

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Carlos Schonfeld is co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital International). Carlos has 22 years of investment experience and has been with Capital for 21 years.

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. Diamond Hill, an Ohio corporation, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2019, Diamond Hill had approximately $23.4 billion in assets under management.

Chris Welch, CFA® serves as portfolio manager to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. He is primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the Portfolio.

Chris Welch, CFA® currently serves as Portfolio Manager and Managing Director of Diamond Hill, positions he has held since 2005 and 2019 respectively.

HS Management Partners, LLC (“HSMP”), 640 Fifth Avenue, 18th Floor, New York, NY 10019, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. HSMP is a 100% employee owned investment manager and was founded in 2007. As of December 31, 2019, HSMP had approximately $3.6 billion in assets under management.

Harry Segalas is the Managing Partner and Chief Investment Officer of HSMP. Harry Segalas founded the firm in 2007. Prior to that, he served as Chairman, CEO, and Chief Investment Officer of W.P. Stewart & Co., Inc. Mr. Segalas has over 38 years of financial industry experience.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, GA 30309, serves as the Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio. Invesco and its affiliates are indirect wholly-owned subsidiaries of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2019, Invesco and its affiliates had over $1.226 billion in assets under management.

John Delano, CFA, is primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio.

John Delano, CFA, is a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since May 2019. Prior to May 2019, he was Director of Equity Research of the Global Team, Senior Portfolio Manager and Vice President of OppenheimerFunds, Inc. (“Oppenheimer”). He was Vice President and Director of Equity Research, Global Team, of Oppenheimer since October 2010. Prior to that, he served as Director of Equity Research, Growth Team, of Oppenheimer since April 2007.

Janus Capital Management LLC, (“Janus”), 151 Detroit Street, Denver, CO 80206-4805, has been the Sub-Adviser to the EQ/Janus Enterprise Portfolio since December 2016. Janus (together with its predecessors) has served as investment adviser to Janus Funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. As of December 31, 2019, Janus had $374.8 billion in assets under management.

Brian Demain, CFA® and Cody Wheaton, CFA® are jointly responsible for the investment decisions for the EQ/Janus Enterprise Portfolio.

Brian Demain, CFA® is Executive Vice President and Portfolio Manager at Janus. Mr. Demain joined Janus in July 1999 as an equity research analyst. Mr. Demain has 20 years of financial industry experience.

Cody Wheaton, CFA® is Equity Research Analyst and Portfolio Manager at Janus. He joined Janus in 2001 as a research analyst.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to the EQ/Loomis Sayles Growth Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Loomis Sayles was founded in 1926, and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a subsidiary of Natixis Investment Managers, LLC (“Natixis LLC”) which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2019, Loomis Sayles had $297.2 billion in assets under management.

Aziz V. Hamzaogullari, CFA® is the chief investment officer and founder of the Growth Equity Strategies Team, and portfolio manager at Loomis Sayles. He has 26 years of investment industry experience.

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Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to the EQ/MFS International Growth Portfolio, and also as Sub-Adviser to a portion of the Active Allocated Portions of the EQ/Large Cap Value Managed Volatility Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2019, assets under management of the MFS organization were approximately $527 billion.

David Antonelli, Kevin Dwan, Matthew Barrett and Brett Fleishman are jointly and primarily responsible for the investment decisions for the EQ/MFS International Growth Portfolio. Brett Fleishman generally contributes to the day-to-day management of the EQ/MFS International Growth Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolios.

David Antonelli* is a Vice Chairman and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1991.

Kevin Dwan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

Matthew Barrett is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2001.

Brett Fleishman is an Investment Officer and Institutional Portfolio Manager of MFS and has been employed in the investment area of MFS since 2001.

*	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.

Katherine Cannan, Nevin Chitkara, Steven Gorham and Kate Mead are jointly and primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. Kate Mead generally contributes to the day-to-day management of a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolio.

Katherine Cannan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2013.

Nevin Chitkara is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1997.

Steven Gorham* is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1992.

Kate Mead is an Investment Officer and Institutional Portfolio Manager of MFS and has been employed in the investment area of MFS since 1997.

*	Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Portfolio.

Morgan Stanley Investment Management, Inc. (“MSIM”), 522 Fifth Avenue, New York, NY 10036. MSIM, has been the Sub-Adviser to the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio since the Portfolio commenced operations. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2019, MSIM had approximately $551.9 billion in assets under management.

MSIM has entered into a sub-advisory agreement, whereby MSIM may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

Additionally, certain members of MSIM’s Global Emerging Markets portfolio management team are based in its Hong Kong offices. The Hong Kong-based members of the team are employed by Morgan Stanley Asia Limited (“MSAL”), an affiliated investment adviser of MSIM located at Level 46 International Commerce Centre 1 Austin Road West Kowloon, Hong Kong. The Hong Kong-based members are subject to the supervision of MSIM. In instances where personnel are not employed by an affiliate that is a U.S. registered adviser, MSIM relies on a line of Securities and Exchange Commission (“SEC”) no-action letters that permit “participating affiliates” to provide investment advisory services to funds advised by MSIM. Pursuant to the “participating affiliate” theory, MSIM and MSAL have entered into a service agreement governing the management and advisory services that MSAL provides in connection with MSIM’s management of the Portfolio. MSIM and MSAL have entered into a memorandum of understanding to ensure compliance with the SEC’s requirements for a participating affiliate. Accordingly,

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the service agreement and the memorandum of understanding are not required to be approved by the Board.

A portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the investment decisions for the Portfolio are: Ruchir Sharma, Paul Psaila, Eric Carlson, May Yu and Amay Hattangadi. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few investors who additionally specialize in an industry.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM, and has been managing the EQ/Global Equity Managed Volatility Portfolio since 2001. He has been with MSIM in an investment management capacity since 1996.

Paul Psaila, a Managing Director of MSIM, has been managing the EQ/Global Equity Managed Volatility Portfolio since its inception and has been an investment management professional with MSIM since 1994.

Eric Carlson, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1997 and has been a member of the team managing the EQ/Global Equity Managed Volatility Portfolio since October 2006.

May Yu, a Managing Director of Morgan Stanley Asia Limited, an affiliate of MSIM, has been associated with MSIM in an investment management capacity since June 2013.

Amay Hattangadi, a Managing Director of MSIM Company, has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

Pacific Investment Management Company, LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-Adviser to the EQ/PIMCO Ultra Short Bond Portfolio. PIMCO also serves as the Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. PIMCO has provided investment counseling since 1971. PIMCO manages $1.91 trillion in assets, including $1.49 trillion in third-party client assets as of December 31, 2019.

Jerome M. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. He joined PIMCO in 2008 and has 24 years of investment experience.

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research and PIMCO’s actively managed equity business. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 27 years of investment.

Scott A. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. He joined PIMCO in 1998 and has 25 years of investment experience.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office, and a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return and unconstrained bond portfolios. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. He joined the firm in 2007.

Polen Capital Management, LLC (“Polen”), 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Polen is a registered investment adviser that was founded in 1979. In addition to serving as the Sub-Adviser to the Portfolio, Polen provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of December 31, 2019, Polen had approximately $35 billion in assets under management.

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Dan Davidowitz, CFA® Co-Head of Team, Portfolio Manager and Analyst at Polen. Mr. Davidowitz joined Polen in 2005.

Brandon Ladoff, Portfolio Manager and Director of Research at Polen. Mr. Ladoff joined Polen in 2013.

SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, MA 02210, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidary of State Street Corporation. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2019, SSGA had approximately $3.12 trillion in assets under management.

Portfolio managers Michael Brunell, CFA®, Michael Przygoda, CFA®, and Orhan Imer, CFA®, Ph.D., are jointly and primarily responsible for the investment decisions for the EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio.

Michael Brunell, CFA®, is a Vice President of SSGA and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at SSGA. Additionally he earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.

Michael Przygoda, CFA®, is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Prior to joining the Fixed Income Beta Solutions Group in 2012, Mr. Przygoda worked as an MBS Trader and a portfolio analyst in the Government Solutions Team and previously managed the Active Fixed Income Operations Team. Mr. Przygoda has earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and the CFA Institute.

Orhan Imer, CFA®, Ph.D., is a Vice President of SSGA and a Senior Portfolio Manager for LDI & Multi-Sector Strategies within the Global Fixed Income, Cash and Currency Team. In his current role as part of the Fixed Income Beta Solutions Group, he is responsible for managing several fixed income funds and ETFs including Global Rates/Inflation, U.S. Core and Credit portfolios. He is a member of the firm’s Technical Committee which oversees all of SSGA’s quantitative investment research. Prior to joining SSGA in 2017, Mr. Imer held several roles during his tenure at Columbia Threadneedle Investments. Most recently, he was a senior portfolio manager and Head of LDI and Inflation Solutions with responsibilities for overall Fixed Income Strategy and Solutions for the Multi-Asset team. He was a portfolio manager on a diverse line-up of mutual funds and institutional strategies including Global Rates/Inflation, Real Return, and the firm’s flagship Global Macro and Risk Parity strategies. Previously, he worked as a senior quantitative strategist for the Investment Strategies Group at Bank of America/ Merrill Lynch. Before that, he was a senior financial engineer at Algorithmics (now part of IBM). He has also worked as a researcher at General Electric’s Global Research and has been a member of the investment community since 2005. He earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-Adviser to the EQ/T. Rowe Price Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2019, T. Rowe Price and its affiliates had approximately $1.21 trillion in assets under management.

Joseph Fath, CPA® has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Mr. Fath is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is also a member of the portfolio management team for the U.S. Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Fath has nineteen years of investment experience, seventh of which have been with T. Rowe Price. He joined the firm in 2002 as an analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the firm’s large-cap growth strategies.

UBS Asset Management (Americas) Inc. (UBS AM), 1285 Avenue of the Americas, New York, NY 10019. As of

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December 31, 2019, UBS AM had approximately $189.9 billion in assets under management. UBS AM, is an indirect, wholly owned subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management division, which had approximately $903.0 billion in assets under management as of December 31, 2019. UBS is an internationally diversified organization headquartered in Zurich with operations in many areas of the financial services industry.

Thomas J. Digenan, CFA® and Ian McIntosh, CFA are the portfolio managers jointly and primarily responsible for the investment decisions for the EQ/UBS Growth and Income Portfolio.

Thomas J. Digenan, CFA® is a Managing Director of UBS AM and since 2012, Head of U.S. Intrinsic Value Equities team. As the head of the investment management team, Mr. Digenan leads the portfolio construction process and reviews the overall composition of the Portfolio’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Digenan joined UBS AM as an investment professional in 1993. He was a U.S. Core/Value Equity Strategist from 2001 to 2012.

Ian McIntosh, CFA is a senior portfolio manager on the U.S. Core/Value Equities team. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring the Portfolio investment objectives are met. Mr. McIntosh joined UBS AM as a portfolio manager in 2004.

Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, MA 02210, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. Wellington is a Delaware limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2019, Wellington had investment management authority with respect to approximately $1.2 trillion in assets.

Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager, is responsible for the investment decisions for a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. Mr. Garabedian joined Wellington as an investment professional in 2006.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these

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relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

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Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

Although the Adviser’s volatility management techniques, including the use of futures and options to manage equity exposure, are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase

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in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value

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Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

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5. Fund distribution arrangements

The Trust offers two classes of shares on behalf of twenty (20) Portfolios in this Prospectus: Class IA and Class IB. AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the Class IA and Class IB shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class IA and IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with

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proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places, and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

168	Fund distribution arrangements	EQ Advisors Trust

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or Underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/MFS International Growth Portfolio, and EQ/Invesco Global Portfolio), in securities of small- and mid-cap companies (e.g., EQ/AB Small Cap Growth Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, iShares® Russell 2000 ETF), or in high-yield securities (EQ/Franklin Strategic Income Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

EQ Advisors Trust	Buying and selling shares	169

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

170	Buying and selling shares	EQ Advisors Trust

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

•	Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined,

EQ Advisors Trust	How portfolio shares are priced	171

such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

172	How portfolio shares are priced	EQ Advisors Trust

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio (other than the EQ/Money Market Portfolio and Multimanager Core Bond Portfolio) generally distributes most or all of its net investment income and net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. The Multimanager Core Bond Portfolio normally distributes dividends from its net investment income monthly and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	173

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

174	Glossary of Terms	EQ Advisors Trust

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares, as applicable, of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/AB Small Cap Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.68	$20.35	$18.11	$17.21	$19.95	$14.33	$18.88	$16.91	$16.15	$18.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	0.01	0.01	0.05	(0.02)	0.01	0.01	0.01	0.05	(0.02)

Net realized and unrealized gain (loss)	4.31	(1.39)	4.04	2.11	(0.58)	3.94	(1.27)	3.77	1.97	(0.55)

Total from investment operations	4.32	(1.38)	4.05	2.16	(0.60)	3.95	(1.26)	3.78	2.02	(0.57)

Less distributions:

Dividends from net investment income	(0.02)	(0.01)	(0.05)	(0.06)	—	(0.02)	(0.01)	(0.05)	(0.06)	—

Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)

Net asset value, end of year	$18.25	$15.68	$20.35	$18.11	$17.21	$16.53	$14.33	$18.88	$16.91	$16.15

Total return	27.79%	(7.91)%	22.68%	12.61%	(2.91)%	27.84%	(7.89)%	22.69%	12.55%	(2.92)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$522,416	$442,831	$521,011	$468,126	$448,501	$778,399	$657,055	$764,841	$684,307	$681,187

Ratio of expenses to average net assets (f)	0.92%	0.92%	0.94%	0.95%	0.94%	0.92%	0.92%	0.94%	0.95%	0.94%

Ratio of net investment income (loss) to average net assets (f)	0.05%	0.07%	0.06%	0.30%	(0.08)%	0.05%	0.07%	0.06%	0.30%	(0.08)%

Portfolio turnover rate^	42%	46%	40%	37%	38%	42%	46%	40%	37%	38%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	175

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019	2018	2017		2016	2015		2019	2018	2017		2016	2015

Net asset value, beginning of year	$20.32	$24.69	$23.16		$19.90	$21.52		$20.37	$24.75	$23.22		$19.95	$21.57

Income (loss) from investment operations:

Net investment income (loss) (e)	0.44	0.40	0.28		0.29	0.29		0.44	0.40	0.28		0.29	0.29

Net realized and unrealized gain (loss)	4.28	(2.25)	1.59		3.29	(1.63)		4.30	(2.26)	1.59		3.31	(1.63)

Total from investment operations	4.72	(1.85)	1.87		3.58	(1.34)		4.74	(1.86)	1.87		3.60	(1.34)

Less distributions:

Dividends from net investment income	(0.45)	(0.41)	(0.34)		(0.32)	(0.28)		(0.45)	(0.41)	(0.34)		(0.33)	(0.28)

Distributions from net realized gains	(1.13)	(2.11)	—		—	—		(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.58)	(2.52)	(0.34)		(0.32)	(0.28)		(1.58)	(2.52)	(0.34)		(0.33)	(0.28)

Net asset value, end of year	$23.46	$20.32	$24.69		$23.16	$19.90		$23.53	$20.37	$24.75		$23.22	$19.95

Total return	23.41%	(7.99)%	8.09	%(dd)	17.99%	(6.19	)%(bb)	23.46%	(8.01)%	8.07	%(dd)	18.00%	(6.17	)%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$161,168	$143,367	$170,805		$164,610	$144,862		$1,067,720	$899,385	$1,025,850		$1,004,707	$872,607

Ratio of expenses to average net assets:

After waivers (f)	0.95%	0.92%	0.95%		0.95%	0.95%		0.95%	0.92%	0.95%		0.95%	0.95%

Before waivers (f)	0.95%	0.95%	0.95%		0.95%	0.95%		0.95%	0.95%	0.95%		0.95%	0.95%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.91%	1.61%	1.19%		1.39%	1.35	%(cc)	1.90%	1.60%	1.19%		1.38%	1.35	%(cc)

Before waivers (f)	1.91%	1.58%	1.19%		1.39%	1.35	%(cc)	1.90%	1.58%	1.19%		1.38%	1.35	%(cc)

Portfolio turnover rate^	47%	36%	43%		34%	49%		47%	36%	43%		34%	49%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)% for Class IA and (6.31)% for Class IB.
(cc)	Includes income resulting from a litigation payment. Without this income, the ratio would have been 1.21% for Class IA and 1.21% for Class IB.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 7.96% for Class IA and 7.98% for Class IB.

176	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Capital Group Research Portfolio

	Class IA									Class IB
	Year Ended December 31,									Year Ended December 31,
	2019		2018	2017		2016		2015		2019		2018	2017		2016		2015

Net asset value, beginning of year	$22.27		$26.69	$22.66		$21.07		$20.81		$22.30		$26.72	$22.68		$21.10		$20.83

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10		0.17	##	0.14	0.16	####	0.16	###	0.10

Net realized and unrealized gain (loss)	7.06		(1.20)	5.58		1.62		0.29		7.07		(1.20)	5.59		1.62		0.30

Total from investment operations	7.23		(1.06)	5.74		1.78		0.39		7.24		(1.06)	5.75		1.78		0.40

Less distributions:

Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.19)		(0.13)		(0.15)		(0.16)	(0.16)		(0.20)		(0.13)

Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—		(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.19)		(0.13)		(3.32)		(3.36)	(1.71)		(0.20)		(0.13)

Net asset value, end of year	$26.18		$22.27	$26.69		$22.66		$21.07		$26.22		$22.30	$26.72		$22.68		$21.10

Total return	32.89%		(4.81)%	25.39	%(dd)	8.46%		1.87	%(bb)	32.89%		(4.81)%	25.41	%(dd)	8.40%		1.92	%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$41,519		$37,013	$42,155		$38,797		$39,601		$381,178		$316,075	$359,765		$308,617		$310,665

Ratio of expenses to average net assets:

After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%		0.97%		0.97%	0.97%		0.97%		0.97%

Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%		1.03%		1.04%	1.04%		1.04%		1.04%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.66	%(aa)	0.52%	0.61	%(ee)	0.74	%(cc)	0.47%		0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)	0.47%

Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.67	%(cc)	0.40%		0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)	0.40%

Portfolio turnover rate^	32%		31%	28%		20%		31%		32%		31%	28%		20%		31%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12 and $0.12 for Class IA and Class IB, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12 and $0.12 for Class IA and Class IB, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11 and $0.11 for Class IA and Class IB, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73% for Class IA and 1.78% for Class IB.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19% and 0.19% lower for Class IA and Class IB, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA and 25.27% for Class IB.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

EQ Advisors Trust	Financial Highlights	177

Financial Highlights (cont’d)

EQ/Global Equity Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.92	$18.72	$15.00	$14.49	$14.89	$14.88	$18.68	$14.97	$14.46	$14.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22	0.19	0.16	0.16	0.16	0.22	0.19	0.16	0.16	0.16

Net realized and unrealized gain (loss)	3.53	(2.40)	3.75	0.49	(0.42)	3.53	(2.40)	3.74	0.49	(0.42)

Total from investment operations	3.75	(2.21)	3.91	0.65	(0.26)	3.75	(2.21)	3.90	0.65	(0.26)

Less distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)

Distributions from net realized gains	(0.50)	(1.39)	—	—	—	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)

Net asset value, end of year	$17.94	$14.92	$18.72	$15.00	$14.49	$17.90	$14.88	$18.68	$14.97	$14.46

Total return	25.24%	(12.14)%	26.09%	4.48%	(1.74)%	25.31%	(12.17)%	26.08%	4.48%	(1.75)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$39,856	$34,859	$43,029	$37,523	$39,462	$1,382,004	$1,227,363	$1,556,409	$1,377,314	$1,479,410

Ratio of expenses to average net assets:

After waivers (f)	1.10%	1.14%	1.15%	1.15%	1.14%	1.10%	1.14%	1.15%	1.15%	1.14%

Before waivers (f)	1.16%	1.15%	1.15%	1.17%	1.14%	1.16%	1.15%	1.15%	1.17%	1.14%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.31%	1.05%	0.92%	1.13%	1.07%	1.31%	1.05%	0.91%	1.13%	1.07%

Before waivers (f)	1.25%	1.03%	0.91%	1.11%	1.06%	1.25%	1.04%	0.91%	1.11%	1.07%

Portfolio turnover rate^	10%	13%	10%	15%	14%	10%	13%	10%	15%	14%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

178	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Janus Enterprise Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019		2018	2017	2016		2015	2019		2018	2017	2016		2015

Net asset value, beginning of year	$16.72		$18.05	$15.73	$16.45		$17.87	$16.47		$17.80	$15.53	$16.24		$17.65

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)

Net realized and unrealized gain (loss)	6.08		(0.25)	4.28	(0.70)		(0.85)	5.99		(0.25)	4.23	(0.69)		(0.84)

Total from investment operations	6.07		(0.27)	4.26	(0.71)		(0.99)	5.98		(0.27)	4.21	(0.70)		(0.98)

Less distributions:

Dividends from net investment income	—	#	—	—	—		—	—	#	—	—	—		—

Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.44		$16.72	$18.05	$15.73		$16.45	$21.10		$16.47	$17.80	$15.53		$16.24

Total return	36.48	%(cc)	(1.79)%	27.88%	(4.34)%		(5.48)%	36.49	%(cc)	(1.81)%	27.92%	(4.33)%		(5.49)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$87,386		$70,224	$75,784	$64,274		$75,683	$963,278		$756,220	$812,885	$685,996		$801,749

Ratio of expenses to average net assets:

After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%	1.05%		1.07%	1.08%	1.08%		1.07%

Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%	1.07%		1.07%	1.08%	1.08%		1.07%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%

Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%

Portfolio turnover rate^	10%		13%	12%	34%		21%	10%		13%	12%	34%		21%

#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06) and $(0.06) for Class IA and Class IB, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31% and 0.30% lower for Class IA and Class IB, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA and 36.29% for Class IB.

EQ Advisors Trust	Financial Highlights	179

Financial Highlights (cont’d)

EQ/Large Cap Growth Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$29.30	$33.16	$27.83	$27.43	$27.67	$28.46	$32.30	$27.17	$26.79	$27.05

Income (loss) from investment operations:

Net investment income (loss) (e)	0.14	0.17	0.15	0.15	0.08	0.14	0.16	0.15	0.14	0.08

Net realized and unrealized gain (loss)	9.67	(0.92)	7.93	1.36	1.01	9.39	(0.89)	7.73	1.35	0.99

Total from investment operations	9.81	(0.75)	8.08	1.51	1.09	9.53	(0.73)	7.88	1.49	1.07

Less distributions:

Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)

Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)

Net asset value, end of year	$36.07	$29.30	$33.16	$27.83	$27.43	$34.95	$28.46	$32.30	$27.17	$26.79

Total return	33.73%	(2.96)%	29.21%	5.48%	4.03%	33.74%	(2.97)%	29.18%	5.53%	4.05%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$61,670	$49,705	$56,352	$46,671	$48,031	$4,351,634	$3,695,987	$4,353,543	$3,810,472	$4,104,762

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%	0.85%	0.84%	0.85%	0.85%	0.84%

Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%	0.85%	0.84%	0.85%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%	0.41%	0.48%	0.47%	0.53%	0.27%

Before waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%	0.41%	0.48%	0.47%	0.53%	0.27%

Portfolio turnover rate^	17%	20%	19%	25%	41%	17%	20%	19%	25%	41%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

180	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.90	$9.26	$8.63	$7.76	$8.51	$7.88	$9.23	$8.60	$7.74	$8.49

Income (loss) from investment operations:

Net investment income (loss) (e)	0.19	0.17	0.16	0.15	0.16	0.19	0.17	0.16	0.15	0.16

Net realized and unrealized gain (loss)	1.83	(0.96)	0.95	1.14	(0.54)	1.82	(0.95)	0.95	1.12	(0.54)

Total from investment operations	2.02	(0.79)	1.11	1.29	(0.38)	2.01	(0.78)	1.11	1.27	(0.38)

Less distributions:

Dividends from net investment income	(0.21)	(0.18)	(0.17)	(0.16)	(0.16)	(0.21)	(0.18)	(0.17)	(0.15)	(0.16)

Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)

Total dividends and distributions	(0.72)	(0.57)	(0.48)	(0.42)	(0.37)	(0.72)	(0.57)	(0.48)	(0.41)	(0.37)

Net asset value, end of year	$9.20	$7.90	$9.26	$8.63	$7.76	$9.17	$7.88	$9.23	$8.60	$7.74

Total return	25.64%	(8.90)%	12.92%	16.57%	(4.46)%	25.59%	(8.82)%	12.96%	16.47%	(4.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$74,512	$55,404	$65,263	$59,200	$57,074	$625,230	$520,013	$611,171	$572,415	$506,067

Ratio of expenses to average net assets:

After waivers (f)	0.73%	0.74%	0.73%	0.73%	0.73%	0.73%	0.74%	0.73%	0.73%	0.73%

Before waivers (f)	0.74%	0.74%	0.73%	0.73%	0.73%	0.74%	0.74%	0.73%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.13%	1.89%	1.78%	1.87%	1.90%	2.12%	1.89%	1.78%	1.88%	1.86%

Before waivers (f)	2.12%	1.89%	1.78%	1.87%	1.90%	2.12%	1.89%	1.78%	1.88%	1.86%

Portfolio turnover rate^	16%	16%	13%	18%	19%	16%	16%	13%	18%	19%

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

EQ Advisors Trust	Financial Highlights	181

Financial Highlights (cont’d)

EQ/Large Cap Value Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.80	$19.01	$16.94	$14.93	$15.83	$15.76	$18.96	$16.90	$14.89	$15.79

Income (loss) from investment operations:

Net investment income (loss) (e)	0.32	0.31	0.26	0.24	0.24	0.32	0.31	0.26	0.24	0.23

Net realized and unrealized gain (loss)	3.67	(2.13)	2.09	2.04	(0.88)	3.66	(2.12)	2.08	2.04	(0.87)

Total from investment operations	3.99	(1.82)	2.35	2.28	(0.64)	3.98	(1.81)	2.34	2.28	(0.64)

Less distributions:

Dividends from net investment income	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)

Distributions from net realized gains	(1.13)	(0.91)	—	—	—	(1.13)	(0.91)	—	—	—

Return of capital	—	—	—	(0.01)	—	—	—	—	(0.01)	—

Total dividends and distributions	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)

Net asset value, end of year	$18.30	$15.80	$19.01	$16.94	$14.93	$18.25	$15.76	$18.96	$16.90	$14.89

Total return	25.45%	(9.96)%	13.90%	15.28%	(4.03)%	25.46%	(9.94)%	13.87%	15.32%	(4.05)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,054,423	$912,284	$1,107,955	$1,068,915	$1,027,281	$2,869,388	$2,578,700	$3,242,869	$3,210,026	$3,164,043

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%	0.85%	0.84%	0.85%	0.85%	0.84%

Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%	0.85%	0.84%	0.85%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.81%	1.64%	1.44%	1.57%	1.51%	1.81%	1.64%	1.44%	1.57%	1.50%

Before waivers (f)	1.81%	1.64%	1.44%	1.57%	1.50%	1.81%	1.63%	1.44%	1.57%	1.50%

Portfolio turnover rate^	20%	19%	18%	21%	25%	20%	19%	18%	21%	25%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

182	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Loomis Sayles Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.45	$8.54	$6.52	$6.25	$5.67	$7.49	$8.58	$6.55	$6.28	$5.70

Income (loss) from investment operations:

Net investment income (loss) (e)	— #	0.01	— #	0.02	0.01	— #	0.01	— #	0.02	0.01

Net realized and unrealized gain (loss)	2.32	(0.21)	2.25	0.41	0.65	2.34	(0.21)	2.26	0.41	0.65

Total from investment operations	2.32	(0.20)	2.25	0.43	0.66	2.34	(0.20)	2.26	0.43	0.66

Less distributions:

Dividends from net investment income	— #	(0.01)	(0.01)	(0.02)	(0.01)	— #	(0.01)	(0.01)	(0.02)	(0.01)

Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)

Net asset value, end of year	$9.25	$7.45	$8.54	$6.52	$6.25	$9.31	$7.49	$8.58	$6.55	$6.28

Total return	31.33%	(3.03)%	34.50%	6.88%	11.58%	31.44%	(3.01)%	34.50%	6.85%	11.52%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$81,449	$65,569	$65,170	$42,741	$28,288	$321,838	$258,438	$275,133	$200,399	$179,251

Ratio of expenses to average net assets:

After waivers (f)	1.05%	1.05%	1.05%	1.08%	1.12%	1.05%	1.05%	1.05%	1.08%	1.12%

Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	— %‡‡	0.11%	0.04%	0.29%	0.19%	— %‡‡	0.12%	0.04%	0.30%	0.20%

Before waivers (f)	(0.07)%	0.04%	(0.04)%	0.24%	0.19%	(0.07)%	0.04%	(0.03)%	0.25%	0.19%

Portfolio turnover rate^	7%	9%	6%	11%	11%	7%	9%	6%	11%	11%

*	Commencement of Operations.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

EQ Advisors Trust	Financial Highlights	183

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.74	$8.32	$6.57	$6.52	$6.65	$6.76	$8.33	$6.58	$6.53	$6.66

Income (loss) from investment operations:

Net investment income (loss) (e)	0.09	0.07	0.06	0.06	0.04	0.09	0.07	0.06	0.06	0.04

Net realized and unrealized gain (loss)	1.73	(0.82)	2.04	0.07	(0.02)	1.73	(0.81)	2.04	0.07	(0.02)

Total from investment operations	1.82	(0.75)	2.10	0.13	0.02	1.82	(0.74)	2.10	0.13	0.02

Less distributions:

Dividends from net investment income	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)

Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)

Net asset value, end of year	$8.22	$6.74	$8.32	$6.57	$6.52	$8.24	$6.76	$8.33	$6.58	$6.53

Total return	27.24%	(9.43)%	32.11%	1.95%	0.23%	27.16%	(9.28)%	32.06%	1.95%	0.23%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$42,215	$32,071	$29,947	$25,282	$24,379	$346,565	$253,137	$262,212	$187,210	$179,695

Ratio of expenses to average net assets:

After waivers (f)	1.15%	1.19%	1.20%	1.22%	1.23%	1.15%	1.19%	1.20%	1.22%	1.23%

Before waivers (f)	1.23%	1.22%	1.23%	1.23%	1.23%	1.23%	1.22%	1.23%	1.23%	1.23%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.17%	0.87%	0.74%	0.97%	0.63%	1.17%	0.88%	0.75%	0.95%	0.65%

Before waivers (f)	1.09%	0.83%	0.72%	0.96%	0.63%	1.09%	0.85%	0.73%	0.94%	0.65%

Portfolio turnover rate^	7%	20%	12%	20%	27%	7%	20%	12%	20%	27%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

184	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.31	$15.35	$14.65	$12.97	$13.47	$12.10	$15.11	$14.44	$12.79	$13.29

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13	0.14	0.11	0.16	0.11	0.13	0.14	0.11	0.15	0.11

Net realized and unrealized gain (loss)	2.98	(1.86)	2.12	2.42	(0.49)	2.92	(1.83)	2.09	2.40	(0.49)

Total from investment operations	3.11	(1.72)	2.23	2.58	(0.38)	3.05	(1.69)	2.20	2.55	(0.38)

Less distributions:

Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)

Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)

Net asset value, end of year	$14.68	$12.31	$15.35	$14.65	$12.97	$14.41	$12.10	$15.11	$14.44	$12.79

Total return	25.43%	(11.69)%	15.46%	19.89%	(2.81)%	25.37%	(11.68)%	15.47%	19.92%	(2.86)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$123,215	$103,087	$119,960	$107,344	$78,134	$1,864,800	$1,557,718	$1,862,819	$1,674,669	$1,443,070

Ratio of expenses to average net assets:

After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%

Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%	0.94%	0.93%	0.69%	1.13%	0.78%

Before waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%	0.94%	0.93%	0.69%	1.13%	0.78%

Portfolio turnover rate^	17%	18%	18%	20%	20%	17%	18%	18%	20%	20%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	185

Financial Highlights (cont’d)

EQ/Mid Cap Value Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.96	$17.87	$17.15		$14.74	$15.41	$13.82	$17.71	$17.00		$14.62	$15.28

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.17	0.16	##	0.13	0.10	0.17	0.17	0.16	##	0.13	0.10

Net realized and unrealized gain (loss)	3.52	(2.44)	1.91		2.47	(0.65)	3.48	(2.42)	1.90		2.44	(0.64)

Total from investment operations	3.69	(2.27)	2.07		2.60	(0.55)	3.65	(2.25)	2.06		2.57	(0.54)

Less distributions:

Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)

Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—	(0.95)	(1.44)	(1.18)		(0.05)	—

Return of capital	—	(0.01)	—		—	—	—	(0.01)	—		—	—

Total dividends and distributions	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)

Net asset value, end of year	$16.48	$13.96	$17.87		$17.15	$14.74	$16.30	$13.82	$17.71		$17.00	$14.62

Total return	26.63%	(13.32)%	12.32%		17.69%	(3.54)%	26.61%	(13.33)%	12.37%		17.62%	(3.52)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$212,355	$187,420	$237,396		$228,814	$214,698	$1,673,340	$1,468,507	$1,899,153		$1,901,200	$1,807,950

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.94%	0.93%	0.94%		0.94%	0.94%	0.94%	0.93%	0.94%		0.94%	0.94%

Before waivers and rembersement (f)	0.94%	0.93%	0.94%		0.95%	0.94%	0.94%	0.93%	0.94%		0.95%	0.94%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%	1.05%	0.97%	0.90	%(aa)	0.86%	0.64%

Before waivers and rembersement (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%	1.05%	0.97%	0.90	%(aa)	0.85%	0.64%

Portfolio turnover rate^	19%	25%	19%		23%	38%	19%	25%	19%		23%	38%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14 and $0.14 for Class IA and Class IB, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

186	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.43	$11.86	$11.36	$10.10	$11.70	$9.44	$11.87	$11.36	$10.11	$11.70

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.10	0.11	0.10	0.09	0.10	0.10	0.11	0.10	0.09

Net realized and unrealized gain (loss)	2.26	(1.38)	1.46	1.98	(0.65)	2.26	(1.38)	1.47	1.97	(0.64)

Total from investment operations	2.36	(1.28)	1.57	2.08	(0.56)	2.36	(1.28)	1.58	2.07	(0.55)

Less distributions:

Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)

Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)

Return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)

Net asset value, end of year	$10.97	$9.43	$11.86	$11.36	$10.10	$10.98	$9.44	$11.87	$11.36	$10.11

Total return	25.25%	(11.34)%	13.96%	20.63%	(4.63)%	25.22%	(11.33)%	14.05%	20.51%	(4.54)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$113,909	$102,582	$114,942	$109,797	$82,776	$1,016,600	$846,806	$1,013,833	$934,933	$823,229

Ratio of expenses to average net assets (f)	0.63%	0.64%	0.63%	0.63%	0.62%	0.63%	0.64%	0.63%	0.63%	0.62%

Ratio of net investment income (loss) to average net assets (f)	0.92%	0.84%	0.90%	0.99%	0.77%	0.92%	0.84%	0.90%	0.97%	0.77%

Portfolio turnover rate^	14%	15%	18%	15%	17%	14%	15%	18%	15%	17%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	187

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018		2017	2016	2015	2019	2018		2017	2016	2015

Net asset value, beginning of year	$42.80	$47.14		$38.42	$38.58	$36.32	$42.25	$46.58		$38.00	$38.17	$35.95

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)

Net realized and unrealized gain (loss)	13.37	(0.47)		12.82	0.59	3.84	13.19	(0.46)		12.68	0.58	3.80

Total from investment operations	13.27	(0.48)		12.79	0.52	3.69	13.09	(0.47)		12.65	0.51	3.65

Less distributions:

Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$54.83	$42.80		$47.14	$38.42	$38.58	$54.10	$42.25		$46.58	$38.00	$38.17

Total return	31.11%	(1.61)%		33.35%	1.35%	10.22%	31.09%	(1.60)%		33.35%	1.34%	10.22%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$227,232	$165,111		$167,855	$112,254	$104,350	$1,264,017	$942,026		$917,062	$661,719	$647,977

Ratio of expenses to average net assets:

After waivers (f)	1.00%	1.00%		1.03%	1.08%	1.10%	1.00%	1.00%		1.03%	1.08%	1.10%

Before waivers (f)	1.10%	1.11%		1.12%	1.13%	1.13%	1.10%	1.11%		1.12%	1.13%	1.13%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.20)%	(0.02	)%(aa)	(0.06)%	(0.18)%	(0.38)%	(0.20)%	(0.01	)%(aa)	(0.06)%	(0.18)%	(0.38)%

Before waivers (f)	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%

Portfolio turnover rate^	30%	45%		56%	44%	38%	30%	45%		56%	44%	38%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06) and $(0.05) for Class IA and Class IB, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.11% lower.

188	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.70	$10.13	$8.91	$8.35	$9.81

Income (loss) from investment operations:

Net investment income (loss) (e)	0.05	0.03	0.03	0.07	0.06

Net realized and unrealized gain (loss)	2.78	(1.30)	1.86	0.77	(0.21)

Total from investment operations	2.83	(1.27)	1.89	0.84	(0.15)

Less distributions:

Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.07)	(0.06)

Distributions from net realized gains	(0.26)	(1.12)	(0.64)	(0.21)	(1.25)

Total dividends and distributions	(0.31)	(1.16)	(0.67)	(0.28)	(1.31)

Net asset value, end of year	$10.22	$7.70	$10.13	$8.91	$8.35

Total return	36.85%	(13.48)%	21.37%	10.16%	(1.46)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$110,520	$85,426	$110,996	$93,896	$95,012

Ratio of expenses to average net assets:

After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%

Before waivers (f)	1.20%	1.19%	1.18%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.49%	0.34%	0.28%	0.80%	0.57%

Before waivers (f)	0.34%	0.20%	0.15%	0.65%	0.44%

Portfolio turnover rate^	79%	47%	65%	61%	54%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	189

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.67	$9.84	$9.85	$9.87	$9.97	$9.69	$9.85	$9.87	$9.88	$9.99

Income (loss) from investment operations:

Net investment income (loss) (e)	0.19	0.18	0.16	0.15	0.15	0.19	0.18	0.16	0.15	0.15

Net realized and unrealized gain (loss)	0.41	(0.16)	(0.01)	(0.02)	(0.10)	0.41	(0.15)	(0.02)	(0.01)	(0.11)

Total from investment operations	0.60	0.02	0.15	0.13	0.05	0.60	0.03	0.14	0.14	0.04

Less distributions:

Dividends from net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)

Net asset value, end of year	$10.08	$9.67	$9.84	$9.85	$9.87	$10.10	$9.69	$9.85	$9.87	$9.88

Total return	6.24%	0.20%	1.50%	1.35%	0.51%	6.23%	0.30%	1.40%	1.45%	0.41%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$58,959	$63,477	$68,684	$74,665	$80,568	$1,872,813	$1,876,715	$2,015,642	$2,010,611	$2,104,528

Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.71%	0.67%	0.67%	0.69%	0.70%	0.71%

Ratio of net investment income (loss) to average net assets (f)	1.88%	1.83%	1.58%	1.50%	1.45%	1.88%	1.83%	1.58%	1.50%	1.46%

Portfolio turnover rate^	29%	36%	28%	25%	23%	29%	36%	28%	25%	23%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

190	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.18	$10.23	$10.28	$10.31	$10.07	$10.12	$10.17	$10.22	$10.25

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16	0.13	0.09	0.07	0.06	0.15	0.13	0.09	0.07	0.06

Net realized and unrealized gain (loss)	0.26	(0.05)	(0.04)	(0.03)	(0.02)	0.26	(0.05)	(0.04)	(0.03)	(0.02)

Total from investment operations	0.42	0.08	0.05	0.04	0.04	0.41	0.08	0.05	0.04	0.04

Less distributions:

Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)

Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)

Net asset value, end of year	$10.39	$10.13	$10.18	$10.23	$10.28	$10.32	$10.07	$10.12	$10.17	$10.22

Total return	4.18%	0.81%	0.42%	0.39%	0.43%	4.11%	0.82%	0.42%	0.39%	0.43%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$88,801	$92,532	$136,657	$147,299	$148,253	$325,835	$330,469	$360,908	$387,701	$399,876

Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.70%	0.67%	0.67%	0.69%	0.70%	0.70%

Ratio of net investment income (loss) to average net assets (f)	1.50%	1.27%	0.85%	0.68%	0.59%	1.50%	1.27%	0.85%	0.68%	0.59%

Portfolio turnover rate^	59%	70%	44%	54%	39%	59%	70%	44%	54%	39%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	191

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019	2018	2017		2016		2015	2019	2018	2017		2016		2015

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.01	—	#	—	#	—	0.02	0.01	—	#	—	#	—

Net realized and unrealized gain (loss)	— #	— #	—	#	—	#	— #	— #	— #	—	#	—	#	— #

Total from investment operations	0.02	0.01	—	#	—	#	— #	0.02	0.01	—	#	—	#	— #

Less distributions:

Dividends from net investment income	(0.02)	(0.01)	—	#	—	#	—	(0.02)	(0.01)	—	#	—	#	—

Distributions from net realized gains	— #	—	—	#	—	#	— #	— #	—	—	#	—	#	— #

Total dividends and distributions	(0.02)	(0.01)	—	#	—	#	— #	(0.02)	(0.01)	—	#	—	#	— #

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total return	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$304,525	$294,561	$296,707		$373,961		$379,177	$968,182	$885,669	$890,913		$1,011,864		$826,877

Ratio of expenses to average net assets:

After waivers	0.71%	0.57%	0.46%		0.32%		0.14%	0.71%	0.57%	0.46%		0.32%		0.14%

Before waivers	0.71%	0.71%	0.71%		0.72%		0.71%	0.71%	0.71%	0.71%		0.72%		0.71%

Ratio of net investment income (loss) to average net assets:

After waivers	1.50%	1.26%	0.39%		—	%‡‡	—%	1.50%	1.26%	0.40%		—	%‡‡	—%

Before waivers	1.50%	1.11%	0.14%		(0.40)%		(0.57)%	1.50%	1.11%	0.15%		(0.40)%		(0.57)%

‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

192	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017	2016	2015		2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.82	$9.93	$9.87	$9.77	$9.85		$9.84	$9.94	$9.88	$9.79	$9.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22	0.19	0.12	0.07	0.04		0.22	0.19	0.12	0.08	0.04

Net realized and unrealized gain (loss)	0.04	(0.10)	0.07	0.13	(0.07)		0.03	(0.09)	0.07	0.11	(0.06)

Total from investment operations	0.26	0.09	0.19	0.20	(0.03)		0.25	0.10	0.19	0.19	(0.02)

Less distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.13)	(0.10)	(0.05)		(0.23)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of year	$9.85	$9.82	$9.93	$9.87	$9.77		$9.86	$9.84	$9.94	$9.88	$9.79

Total return	2.63%	0.88%	1.90%	2.05%	(0.33)%		2.52%	0.98%	1.90%	1.95%	(0.23)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$50,808	$43,413	$40,725	$43,821	$43,565		$126,849	$129,330	$123,839	$124,562	$129,652

Ratio of expenses to average net assets:

After waivers (f)	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**

Before waivers (f)	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.19%	1.87%	1.18%	0.76%	0.42	%(aa)	2.18%	1.87%	1.18%	0.76%	0.42	%(aa)

Before waivers (f)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)

Portfolio turnover rate^	252%	77%	73%	115%	119%		252%	77%	73%	115%	119%

**	Includes Interest Expense of 0.01%, 0.04%, 0.01%, 0.01% and 0.25% for the years ended December 31, 2015, 2016, 2017, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from litigation payment. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers for Class IA and Class IB.

EQ Advisors Trust	Financial Highlights	193

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.34	$8.48	$8.46	$8.47	$8.54	$8.31	$8.44	$8.43	$8.43	$8.51

Income (loss) from investment operations:

Net investment income (loss) (e)	0.15	0.13	0.09	0.09	0.07	0.15	0.13	0.09	0.09	0.07

Net realized and unrealized gain (loss)	0.32	(0.12)	0.03	— #	(0.05)	0.32	(0.11)	0.02	0.01	(0.06)

Total from investment operations	0.47	0.01	0.12	0.09	0.02	0.47	0.02	0.11	0.10	0.01

Less distributions:

Dividends from net investment income	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)

Net asset value, end of year	$8.67	$8.34	$8.48	$8.46	$8.47	$8.64	$8.31	$8.44	$8.43	$8.43

Total return	5.60%	0.08%	1.45%	1.09%	0.28%	5.62%	0.20%	1.34%	1.20%	0.16%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$182,842	$180,841	$208,996	$143,640	$152,879	$907,886	$958,785	$1,062,882	$1,137,174	$1,269,949

Ratio of expenses to average net assets (f)	0.83%	0.84%	0.80%	0.81%	0.81%	0.83%	0.84%	0.80%	0.81%	0.81%

Ratio of net investment income (loss) to average net assets (f)	1.76%	1.58%	1.11%	1.04%	0.87%	1.76%	1.58%	1.11%	1.04%	0.87%

Portfolio turnover rate^	181%	204%	184%	129%	120%	181%	204%	184%	129%	120%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

194	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2020 EQ Advisors Trust